                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 13, 1996


                                CITICASTERS INC.
                          (EXACT NAME OF REGISTRANT AS
                              SPECIFIED IN CHARTER)

    FLORIDA                         1-8283                     59-2054850
(STATE OR OTHER                  (COMMISSION                 (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)              IDENTIFICATION NO.)
INCORPORATION)


                             ONE EAST FOURTH STREET
                             CINCINNATI, OHIO 45202
                              PHONE: (513) 562-8000
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                          OFFICES AND TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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Item 5.  Other Events.

         On February 12, 1996, Citicasters Inc., a Florida corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Jacor Communications, Inc., an Ohio corporation ("Jacor"), and JCAC, Inc., a Florida corporation and a wholly owned subsidiary of Jacor ("JCAC"), pursuant to which JCAC will merge with and into the Company, with the Company as the surviving corporation (the "Merger"). Accordingly, after consummation of the Merger, the Company will be a wholly owned subsidiary of Jacor. A copy of the Merger Agreement, certain of the exhibits thereto and the press release issued by the Company announcing the execution of the Merger Agreement are attached as exhibits hereto.

Item 7.  Exhibits.

         2.1 Agreement and Plan of Merger, dated as of February 12, 1996, among Citicasters Inc., Jacor Communications, Inc. and JCAC, Inc.

         2.2 Stockholders Agreement, dated as of February 12, 1996, among Jacor Communications, Inc., JCAC, Inc., Great American Insurance Company, American Financial Corporation, American Financial Enterprises, Inc., Carl H. Lindner, The Carl H. Lindner Foundation and S. Craig Lindner.

         2.3 Jacor Shareholders Agreement, dated as of February 12, 1996, among Citicasters Inc. and Zell/Chilmark Fund L.P.

         2.4 Form of Escrow Agreement dated as of February __, 1996, among Jacor Communications, Inc., Citicasters Inc. and ______________, as Escrow Agent.

         2.5        Form of Employment Continuation Agreement (Executive Officer
                    Form), dated as of _______, 1996, between Citicasters Inc. and _________________.

         2.6 Form of Employment Continuation Agreement (Management Form), dated as of ________, 1996, between Citicasters Inc. and
                    ________________.

         2.7 Warrant Agreement, dated as of ________, 1996, between Jacor Communications, Inc. and KeyCorp Shareholder Services, Inc. as Warrant Agent.

         99.1       Press Release dated February 12, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CITICASTERS INC.

February 13, 1996                   By: /s/Samuel J. Simon
                                        --------------------------------------
                                        Samuel J. Simon
                                        Senior Vice President, General Counsel
                                          and Secretary

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                                  EXHIBIT INDEX

    Document                                                              Page
    --------                                                              ----
    2.1       Agreement and Plan of Merger dated as of February
              12, 1996, among Citicasters Inc., Jacor
              Communications, Inc. and JCAC, Inc.

    2.2       Stockholders Agreement, dated as of February 12,
              1996, among Jacor Communications, Inc., JCAC, Inc.,
              Great American Insurance Company, American
              Financial Corporation, American Financial
              Enterprises, Inc., Carl H. Lindner, The Carl H.
              Lindner Foundation and S. Craig Lindner.

    2.3       Jacor Shareholders Agreement, dated as of February
              12, 1996, among Citicasters Inc. and Zell/Chilmark
              Fund L.P.

    2.4       Form of Escrow Agreement dated as of February __,
              1996, among Jacor Communications, Inc., Citicasters
              Inc. and Escrow Agent.

    2.5       Form of Employment Continuation Agreement
              (Executive Officer Form), dated as of __________,
              1996, between Citicasters Inc. and
              ___________________.

    2.6       Form of Employment Continuation Agreement
              (Management Form), dated as of _____________, 1996, between Citicasters Inc. and _____________________.

    2.7       Warrant Agreement, dated as of _______________,
              1996, between Jacor Communications, Inc. and
              KeyCorp Shareholder Services, Inc., a Warrant
              Agent.

    99.1      Press Release dated February 12, 1996.

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